For the fiscal year ended December 31, 1996
File number 811-1660

                        SUB-ITEM 77-0

                          EXHIBITS

        Transactions Effected Pursuant to Rule 10f-3

1. Name of Issuer
     Associates First Capital

2. Date of First Offering
     5/7/96

3. Dollar Amount of Purchase
     $371,200

4. Price Per Unit
     $29.00

5. Name(s) of Underwriter(s) or Dealer(s) From Whom
Purchased
     Goldman Sachs

6. Other Members of the Underwriting Syndicate

     Goldman, Sachs & Co.
     CS First Boston Corporation
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     J.P. Morgan Securities Inc.
     Bear, Stearns & Co. Inc.
     Lehman Brothers Inc.
     Salomon Brothers Inc.
     Alex, Brown & Sons Incorporated
     Chase Securities Inc.
     Citicorp Securities, Inc.
     Dean Witter Reynolds Inc.
     Deutsche Morgan Grenfell/C.J. Lawrence Inc.
     Donaldson, Lufkin & Jenrette Securities Corporation
     A.G. Edwards & Sons, Inc.
     EVEREN Securities,Inc.
     Montgomery Securities
     Morgan Stanley & Co. Incorporated
     Oppenheimer & Co., Inc.
     PaineWebber Incorporated
     Prudential Securities Incorporated
     Smith Barney Inc.
     Wasserstein Perella Securities, Inc.
     Advest, Inc.
     Sanford C. Bernstein & Co., Inc.
     William Blair & Company, L.L.C.
     J.C. Bradford & Co.
     Dain Bosworth Incorporated
     Furman Selz LLC
     Edward D. Jones & Co.
     Legg Mason Wood Walker Incorporated
     McDonald & Company Securities, Inc.
     Piper Jaffray Inc.
     Rauscher Pierce Refsnes, Inc.
     The Robinson-Humphrey Company, Inc.
     Stephens Inc.
     Sutro & Co. Incorporated
     Wheat, First Securities, Inc.
     First of Michigan Corporation
     First Southwest Company
     Gruntal & Co., Incorporated
     Guzman & Company
     NatCity Investments, Inc.
     Samuel A. Ramirez & Co., Inc.
     Roney & Co., LLC
     Scott & Stringfellow, Inc.
     Muriel Siebert & Co., Inc.
     Stifel, Nicolaus & Company, Incorporated
     Utendahl Capital Partners, L.P.
     The Williams Capital Group, L.P.


For the fiscal year ended December 31, 1996
File number 811-1660

                        SUB-ITEM 77-0

                          EXHIBITS

        Transactions Effected Pursuant to Rule 10f-3

1. Name of Issuer
     Dupont Photomasks

2. Date of First Offering
     6/13/96

3. Dollar Amount of Purchase
     $238,000

4. Price Per Unit
     $17.00

5. Name(s) of Underwriter(s) or Dealer(s) From Whom
Purchased
     Morgan Stanley

6. Other Members of the Underwriting Syndicate

     Morgan Stanley & Co. Incorporated
     Cowen & Company
     Needham & Company, Inc.
     Advest, Inc.
     CS First Boston Corporation
     EVEREN Securities Inc.
     Furman Selz Incorporated
     Hambrecht & Quist Incorporated
     Janney Montgomery Scott Inc.
     Kaufman Bros., L.P.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Montgomery Securities
     Principal Financial Securities, Inc.
     Prudential Securities Incorporated
     Rauscher Pierce Refsnes, Inc.
     Robertson, Stephens & Company, L.P.
     Societe Generale Securities Corporation
     Smith Barney Inc.
     SoundView Financial Group, Inc.
     Southcoast Capital Corporation
     Starr Securities, Inc.





For the fiscal year ended December 31, 1996
File number 811-1660

                        SUB-ITEM 77-0

                          EXHIBITS

        Transactions Effected Pursuant to Rule 10f-3

1. Name of Issuer
     Lucent

2. Date of First Offering
     4/3/96

3. Dollar Amount of Purchase
     $815,400

4. Price Per Unit
     $27.00

5. Name(s) of Underwriter(s) or Dealer(s) From Whom
Purchased
     Morgan Stanley, Goldman Sachs and Merril Lynch

6. Other Members of the Underwriting Syndicate



     Morgan Stanley & Co. Incorporated
     Goldman, Sachs & Co.
     Merrill Lynch, Pierce, Fenner & Smith
          Incorporated
     Bear, Stearns & Co. Inc.
     CS First Boston Corporation
     J.P. Morgan Securities Inc.
     PaineWebber Incorporated
     Advest, Inc.
     Arnhold & S. Bleichroeder, Inc.
     Robert W. Baird & Co. Incorporated
     M.R. Beal & Company
     Sanford C. Bernstein & Co., Inc.
     William Blair & Company, L.L.C.
     J.C. Bradford & Co.
     Alex, Brown & Sons Incorporated
     Cowen & Company
     Crowell, Weedon & Co.
     Dain Bosworth Incorporated
     Dean Witter Reynolds Inc.
     Deutsche Morgan Grenfell/C.J. Lawrence Inc.
     Dillon, Read & Co. Inc.
     Donaldson, Lufkin & Jenrette Securities Corporation
     A.G. Edwards & Sons, Inc.
     EVEREN Securities, Inc.
     Fahnestock & Co. Inc.
     First Manhattan Co.
     First of Michigan Corporation
     Furman Selz LLC
     Gabelli & Company, Inc.
     Gerard Klauer Mattison & Co., LLC
     Gruntal & Co., Incorporated
     Guzman & Company
     Hambrecht & Quist LLC
     Interstate/Johnson Lane Corporation
     Janney Montgomery Scott Inc.
     Edward D. Jones & Co., L.P.
     WR Lazard, Laidlaw & Luther
     Lazard Fretes & Co. LLC
     Legg Mason Wood Walker, Incorporated
     Lehman Brothers Inc.
     McDonald & Company Securities, Inc.
     Montgomery Securities
     Needham & Company, Inc.
     Oppenheimer & Co., Inc.
     Paribas Corporation
     Parker/Hunter Incorporated
     Piper Jaffray Inc.
     Prudential Securities Incorporated
     Pryor, McClendon, Counts & Co., Inc.
     Ragen Mackenzie Incorporated
     Rauscher Pierce Refsnes, Inc.
     Raymond James & Associates, Inc.
     Robertson, Stephens & Company LLC
     The Robinson-Humphrey Company, Inc.
     Salomon Brothers Inc.
     SBC Capital Markets Inc.
     Schroder Wertheim & Co. Incorporated
     Scott & Stringfellow, Inc.
     Muriel Siebert & Co., Inc.
     Smith Barney Inc.
     Stifel, Nicholas & Company Incorporated
     Sutro & Co. Incorporated
     UBS Securities Inc.
     Wasserstein Perella Securities, Inc.
     Wheat, First Securities, Inc.
     Morgan Stanley & Co. International Limited
     Goldman Sachs International
     Merrill Lynch International Limited
     Banque Paribas
     Morgan Grenfell & Co. Limited
     Swiss Bank Corporation
     UBS Limited
     Bear, Stearns International Limited
     CS First Boston Limited
     J.P. Morgan Securities Ltd.
     PaineWebber International (U.K.) Ltd.
     ABN AMRO Bank N.V.
     Argentaria Bolsa, S.V.B., S.A.
     Cazenove & Co.
     CIBC Wood Gundy plc
     Commerzbank Aktiengesellschaft
     Credit Lyonnais Securities
     Daiwa Europe Limited
     Kleinwort Benson Limited
     Robert Fleming & Co. Limited
     HSBC Investment Bank Limited
     ING Bank N.V.
     Nikko Europe Plc
     Nomura International plc
     RBC Dominion Securities Inc.
     J. Henry Schroder & Co. Limited
     Societe Generale




For the fiscal year ended December 31, 1996
File number 811-1660

                        SUB-ITEM 77-0

                          EXHIBITS

        Transactions Effected Pursuant to Rule 10f-3

1. Name of Issuer
     Sterling Commerce

2. Date of First Offering
     3/8/96

3. Dollar Amount of Purchase
     $278,400

4. Price Per Unit
     $24.00

5. Name(s) of Underwriter(s) or Dealer(s) From Whom
Purchased
     Alex Brown

6. Other Members of the Underwriting Syndicate

     Alex, Brown & Sons Incorporated
     Bear, Stearns & Co. Inc.
     The Chicago Corporation
     CS First Boston Corporation
     Dean Witter Reynolds Inc.
     Dillon, Read & Co. Inc.
     Donaldson, Lufkin & Jenrette Securities Corporation
     A.G. Edwards & Sons, Inc.
     Goldman, Sachs & Co.
     Hambrecht & Quist LLC
     Lazard Freres & Co. LLC
     Lehman Brothers Inc.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Montgomery Securities
     Morgan Stanley & Co. Incorporated
     Oppenheimer & Co., Inc.
     PaineWebber Incorporated
     Prudential Securities Incorporated
     Robertson, Stephens & Company LLC
     Salomon Brothers Inc.
     Schroder, Wertheim & Co. Incorporated
     Smith Barney Inc.
     Cowen & Company
     Needham & Company, Inc.
     The Ohio Company
     Principal Financial Securities, Inc.
     Punk, Zeigel & Knoell
     Soundview Financial Group, Inc.
     Unterberg Harris
     Volpe, Welty & Company
     Wessels, Arnold & Henderson, L.L.C.
     First Southwest Company
     Friedman, Billings, Ramsey & Co., Inc.
     Hoak Securities Corp.
     Kaufman Bros., L.P.
     C.L. King & Associates, Inc.
     Southwest Securities, Inc.
     Van Kasper & Company
     William K. Woodruff & Company Incorporated




For the fiscal year ended December 31, 1996
File number 811-1660

                        SUB-ITEM 77-0

                          EXHIBITS

        Transactions Effected Pursuant to Rule 10f-3

1. Name of Issuer
     Titan

2. Date of First Offering
     12/16/96

3. Dollar Amount of Purchase
     $147,400

4. Price Per Unit
     $11.00

5. Name(s) of Underwriter(s) or Dealer(s) From Whom
Purchased
     CS First Boston

6. Other Members of the Underwriting Syndicate

     CS First Boston Corporation
     Donaldson, Lufkin & Jenrette Securities Corporation
     Howard, Weil, Labouisse, Friedrichs Incorporated
     J.P. Morgan Securities Inc.
     Petrie Parkman & Co., Inc.




For the fiscal year ended December 31, 1996
File number 811-1660

                        SUB-ITEM 77-0

                          EXHIBITS

        Transactions Effected Pursuant to Rule 10f-3

1. Name of Issuer
     United Auto Group

2. Date of First Offering
     10/23/96

3. Dollar Amount of Purchase
     $225,000

4. Price Per Unit
     $30.00

5. Name(s) of Underwriter(s) or Dealer(s) From Whom
Purchased
     JP Morgan

6. Other Members of the Underwriting Syndicate

     J.P. Morgan Securities Inc.
     Montgomery Securities
     Smith Barney Inc.
     Bear, Stearns & Co. Inc.
     Donaldson, Lufkin & Jenrette Securities Corporation
     Prudential Securities Incorporated
     Schroder Wertheim & Co. Incorporated
     Stephens Inc.
     Wasserstein Perella Securities, Inc.
     Monnes, Crespi, Hardt & Co., Inc.
     William Blair & Company, L.L.C.
     Brean Murray & Co., Inc.
     The Buckingham Research Group, Incorporated
     Burnham Securities Inc.
     The Chicago Corporation
     Doft & Co., Inc.
     Interstate/Johnson Lane Corporation
     Johnston, Lemon & Co. Incorporated
     Ladenburg, Thalmann & Co. Inc.
     Morgan Keegan & Company, Inc.
     Raymond James & Associates, Inc.
     The Robinson-Humphrey Company, Inc.
     Scotia Capital Markets (USA) Inc.
     Southeast Research Partners Inc.